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                                                                      EXHIBIT 23



                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS




We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 17, 1999, in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-75749) and related Prospectus of Viragen, Inc. for the Registration of 11,000,000 shares of its common stock.


                                         /s/ Ernst & Young LLP

Miami, Florida
December 16, 1999